PROMISSORY NOTE
---------------

$250,000                                                             5 June 2005

     FILCO GMBH, a German corporation, whose address is FilCO GmbH, Rheinstrasse 19-23 in 45478 Muelheim an der Ruhr Germany ("Payer"), for value received, hereby promises to pay AIRTRAX, INC., a New Jersey corporation ("Payee"), the principal sum of TWO HUNDRED AND FIFTY THOUSAND DOLLARS ($250,000), together with interest on the unpaid principal amount hereof at the rate of 8% per annum from receipt until paid in full. Funds from Payee to Payer will be evidenced by wire transfer to Payer as follows: Bank account for Filco GmbH, Filco GmbH account No. 8721978400 with Volksbank eG, SWIFT BIC Code: GENODEM1WLW, or such evidence. Payment of principal and interest will be due and payable on December 31, 2006.

     All payments of the principal of, and interest on, this Note shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and, at the option of Payer, such payments may be made by check mailed to Payee at Payee's address appearing on the signature page hereof (or such other address designated in writing by Payee to Payer) or by wire transfer to an account designated by Payee in writing to Payer.

     The entire unpaid principal balance of this Note and interest accrued with respect thereto shall be immediately due and payable upon the occurrence of any of the following (each, an "Event of Default"):

          a. Application for, or consent to, the appointment of a receiver, trustee or liquidator for Payer or of its property;

          b. Admission in writing of the Payer's inability to pay its debts as they mature;

          c. General assignment by the Payer for the benefit of creditors;

          d. Filing by the Payer of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors; or

          e. Entering against the Payer of a court order approving a petition filed against it under the federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within 60 days.

          f. Default in the payment of the principal or accrued interest on this Note, when and as the same shall become due and payable, whether by acceleration or otherwise;

     All rights and remedies available to the Payee pursuant to the provisions of applicable law and otherwise are cumulative, not exclusive and enforceable alternatively, successively and/or concurrently after default by Payer pursuant to the provisions of this Note.

     Payer hereby waives presentment, demand for payment, notice of dishonor, notice of protest, and protest, and all other notices or demands in connection with the delivery, acceptance, performance, default, or endorsement of this Note, except as set forth herein, and hereby consents to any and all extensions of time, renewals, releases of liens, waivers, or modifications that may be made or granted by the Payee, with respect hereto. No delay by the Payee hereof in

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exercising  any power or right shall  operate as a waiver of any power or right;
nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatever or modification of the terms hereof shall be valid unless in writing signed by the Payee of this promissory note and then only to the extent therein set forth.

     The full amount of the Note shall be secured by a general security interest in all of the right, title and interest of Payer in the Collateral (as hereinafter defined) and more particularly in all of the machinery and equipment owned by the Payee as defined below and in the attached supplement to this agreement. The Payee pledges the following:

1. The Payee herewith pledges all of the machinery and equipment that the Payee bought under the terms of a notarized contract dated. April 16th, 2003 from the receiver of Clark Material Handling GmbH, machinery and equipment located at the plant at Rheinstrasse 19 - 23, 45478 Mulheim an der Ruhr, needed for the production of forklift trucks. machinery and equipment (hereinafter referred to as "M&E") to the Lender.
2. The right of this lien shall automatically extend to all future modifications or amendments made to the aforementioned M&E.
3. This "pledge" shall be further noticed and recited in a separate "Pledge" document annexed hereto.

     "Collateral" shall mean all of the following property of Payer:

     (a) All now owned and hereafter acquired right, title and interest of Payer in, to and in respect of all: accounts, interests in goods represented by accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; chattel paper; investment property; general intangibles (including but not limited to, tax and duty claims and refunds, registered and unregistered patents, trademarks, service marks, copyrights trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, chooses in action and other claims, and existing and future leasehold interests in equipment, real estate and fixtures) (collectively, the "General Intangibles"); documents; instruments; letters of credit, bankers' acceptances or guaranties; cash moneys, deposits; securities, bank accounts, deposit accounts, credits and other property now or hereafter held in any capacity by Payee, its affiliates or any entity which, at any time, participates in Payee's financing of Payer at any other depository or other institution; agreements or property securing or relating to any of the items referred to above;

     (b) All now owned and hereafter acquired right, title and interest of Payer in, to and in respect of goods, including, but not limited to:

          (i) All inventory, wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in Payer's business; and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof and all inventory which may be returned to Payer by its customers or repossessed by Payer and all of Payer's right, title and interest in and to the foregoing (including all of Payer's rights as a seller of goods);

          (ii) All equipment and fixtures, wherever located, whether now owned or hereafter acquired, including, without limitation, all machinery, equipment, motor vehicles, furniture and fixtures, and any and all additions, substitutions, replacements (including spare parts), and accessions thereof and thereto (including, but not limited to Payer's rights to acquire any of the foregoing, whether by exercise of a purchase option or otherwise);


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          (iii) All consumer goods, farm products,  crops,  timber,  minerals or the like (including oil and gas), wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description;

     (c) All now owned and hereafter acquired right, title and interests of Payer in, to and in respect of any real or other personal property in or upon which Payer has or may hereafter have a security interest, lien or right of setoff;

     (d) All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Payer, any computer service bureau or other third party; and

     (e) All products and proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.

     Payer shall execute, deliver and file to the Payee any and all documents and/or evidence necessary or proper to perfect the security interest in Payer's right, title and interest in and to the Collateral.

     This Note shall be governed by, and construed in accordance with the laws of the State of New Jersey, USA without regard to principles of conflicts of law. Guarantor hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Atlantic New Jersey, USA.

     Payer agrees to pay all of Payee's costs and expenses, including reasonable attorney fees and court costs, incurred in connection with collecting, enforcing, or defending this promissory note, irrespective as to whether suit is brought.

     No amendment, supplement, modification or waiver or termination of this promissory note shall be binding unless executed in writing by the party to be bound thereby.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be signed as of the date first above written.

FILCO GMBH


/s/ Stephan Schmidt
-------------------
Stephan Schmidt


5 June 2005

NAME AND ADDRESS OF PAYER:

Airtrax, Inc.
870B Central Avenue
Hammonton, New Jersey 08037


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